UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period:  3/31/13

Item 1.  Reports to Stockholders.

Semi-Annual Report

March 31, 2013

1-855-881-2381

www.cwcfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Q4 2012

An overload of very public, high-profile events took place in Q4 2012 which kept investors on the edge of their seats right up until New Year’s Eve.  The disappointing, yet predictable, partisan dance-of-dysfunction waltzed through their latest event.  Unfortunately, there are likely several encore presentations on the schedule for 2013, starting with the debt ceiling deadline which likely cannot be pushed out past February.

Through all of the hand-wringing and headlines-of-despair, the Russell 2000 posted a return of 1.85% for the quarter and an impressive 16.35% for the year.  There is hard evidence that the U.S. economy is slowly emerging from a four-year malaise of deleveraging; originally caused by inflated real estate valuations brought on by unrealistic bank lending standards.  Company fundamentals are improving amid a period of severe macro concerns.  This creates the classic scenario where a stealth bull market will “climb the wall of worry”.  The CWC Small Cap portfolio had decent fourth quarter posting a return of 1.45%.  Our absolute return for the year was a respectable 9.02%, but when compared to the Russell 2000 return of 16.35% the result is below par.  Our relative performance in the second half of 2012 was much improved; however we are happy to see the end of 2012 based on our disappointing first two quarters.

We conducted a complete evaluation of our process and its implementation in the second half of 2012.  This was a very healthy exercise that resulted in three relatively minor adjustments to our implementation.  Rest assured that our philosophy is not under evaluation; that is set in stone.  Our long term performance is a testament to the value our portfolio provides.  We evaluated the implementation of our investment philosophy to see what we could do to improve.  The three changes we implemented are as follows:

1)

We raised the upper limit of the number of stocks held in the portfolio.  Historically, our portfolio consisted of 40-50 stocks, with a target initial position size of 2.25%.  Our portfolio now can invest in 40-60 stocks, with a target initial position size of 2.00%.  This will allow us to add to diversification in difficult markets.

2)

We added an additional diversification guideline to our industry weightings.  Stocks are categorized within 10 large groups called sectors.  Those sectors are then broken down into 67 industries.  Historically, our diversification guidelines were limited to sector weightings.  Through our evaluation, we observed increased portfolio risk associated with industry over/under weightings even when our sector guidelines were not violated.  Our industry diversification guidelines now mirror our sector diversification guidelines.

3)

 We invested in a new software program that allows us to quantify risk in the portfolio on several levels.  The risk evaluation that is now part of our process includes “factor risk”, “active risk” and “total risk”, among others.  These tools allow the investment team to monitor and evaluate the appropriateness of these risks.

We also evaluated our stop-loss procedure.  If a stock we purchase declines 25% from our cost on an absolute basis and relative to our benchmark, the stock is evaluated with a bias toward sale.  We analyzed the implementation of the process and its historic success/failure.  The study focused on the instances where we chose to hold a stock after it violated our guideline.  We found that the average return for that group of stocks was 49%.  When you consider that at the time of evaluation, the stocks were down at least 25% from our cost, the minimum return on that group of stocks from the decision point was in excess of 79%.  We concluded that the investment teams’ implementation of our stop-loss procedure was working efficiently and no adjustment was made to our process.

Q1 2013

There continue to be many, excellent reasons to be afraid of the stock market.  Soaring national debt, ineffective politicians, European economic collapse, a Chinese slowdown, the list is long.  So why was the Russell 2000 up 12.39% in the first quarter, a 59.5% annualized pace?

Stock prices follow the expectations for corporate fundamentals and those expectations are good….and rising.  The financial condition of America’s companies is outstanding from a balance sheet standpoint.  Companies have been paying off debt and stockpiling cash over the past five years.  The cause of our 2008 meltdown and the biggest drag on our fragile recovery appears to have turned as real estate has quickly emerged as a significant driver of economic growth.  In conjunction with the real estate turn-around, banks are becoming a source of growth capital.  In addition, the boost our economy is receiving from growing domestic energy production is still small but noticeable and will continue to increase over the next decade.

There are no press releases that announcement the start of bull markets.  They are started out of periods of intense fear.  This market has been scared for years, but we finally see the fortunes of our companies improving and the early stages of bull markets “climb the wall of worry”.  There will be plenty of setbacks along the way, but as long as the outlook for corporate fundamentals remains strong, the overall direction will remain in the positive.

1293-NLD-6/3/2013

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO REVIEW
March 31, 2013 (Unaudited)

The Fund's performance figures* for the period ended March 31, 2013, as compared to its benchmark:

	Six Months	One Year	Since Inception **
CWC Small Cap Aggressive Value Fund - Institutional Class	9.64%	5.42%	1.92%
CWC Small Cap Aggressive Value Fund - Retail Class	9.52%	5.18%	1.59%
Russell 2000 Total Return Index ***	14.48%	16.30%	10.60%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  The total operating expenses as stated in the fee table to the Fund's prospectus dated January 29, 2013 are 1.34% and 1.59% for the Institutional Class and Retail Class respectively.  For performance information current to the most recent month-end, please call 1-855-881-2381

** Inception date is December 31, 2010.

*** The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry		% of Net Assets
Semiconductors		8.5%
Retail		7.3%
Commercial Services		6.1%
Pharmaceuticals		6.1%
Electronics		5.2%
Computers		4.5%
Oil & Gas Services		4.5%
Diversified Financial Services		4.1%
Banks		3.9%
Telecommunications		3.9%
Other, Cash & Cash Equivalents		45.9%
		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2013
Shares		Value
	COMMON STOCK - 94.4%
	AEROSPACE/DEFENSE - 2.1%
13,882	Orbital Sciences Corp. *	$ 231,691

	APPAREL - 2.6%
13,480	Skechers U.S.A., Inc. - Cl. A *	285,102

	BANKS - 3.9%
8,269	Columbia Banking Systems, Inc.	181,753
19,115	Umpqua Holdings Corp.	253,465
		435,218
	BIOTECHNOLOGY - 1.9%
3,453	United Therapeutics Corp. *	210,184

	CHEMICALS - 3.2%
6,296	Intrepid Potash, Inc.	118,113
10,393	Kraton Performance Polymers, Inc. *	243,196
		361,309
	COMMERCIAL SERVICES - 6.1%
7,701	Acacia Research Corp. *	232,339
15,251	AMN Healthcare Services, Inc. *	241,423
9,894	TeleTech Holding, Inc. *	209,852
		683,614
	COMPUTERS - 4.5%
28,169	Logitech International S.A.	196,338
7,612	Synaptics, Inc. *	309,732
		506,070
	DIVERSIFIED FINANCIAL SERVICES - 4.1%
1,849	Affiliated Managers Group, Inc. *	283,951
50,931	GFI Group, Inc.	170,110
		454,061
	ELECTRIC - 2.0%
4,457	Allete, Inc.	218,482

	ELECTRONICS - 5.2%
7,968	FLIR Systems, Inc.	207,248
47,629	Taser International, Inc. *	378,650
		585,898
	ENGINEERING & CONSTRUCTION - 3.3%
18,831	Tutor Perini Corp. *	363,438

	FOOD - 2.2%
5,755	Cal-Maine Foods, Inc.	244,933

	HEALTHCARE-SERVICES - 3.2%
4,757	Covance, Inc. *	353,540

	INSURANCE - 3.3%
13,999	Montpelier Re Holdings, Ltd.	364,674

	METAL FABRICATE - 2.0%
13,134	Dynamic Materials Corp.	228,532

	MINING - 2.6%
94,981	Thompson Creek Metals Co., Inc. *	284,943

	OIL & GAS - 2.7%
6,518	Gulfport Energy Corp. *	298,720

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2013
Shares			Value

	OIL & GAS SERVICES - 4.5%
11,167	C&J Energy Services, Inc. *		$ 255,724
10,606	Helix Energy Solutions Group, Inc. *		242,665
			498,389
	PHARMACEUTICALS - 6.1%
903	Endo Pharmaceuticals Holdings, Inc. *		27,776
5,515	Questcor Pharmaceuticals, Inc.		179,458
28,791	Rigel Pharmaceuticals, Inc. *		195,491
6,326	Viropharma, Inc. *		159,162
10,367	Vivus, Inc. *		114,037
			675,924
	REAL ESTATE - 2.2%
2,508	Jones Lang LaSalle, Inc.		249,320

	REITS - 2.0%
17,402	Capstead Mortgage Corp.		223,094

	RETAIL - 7.3%
6,499	American Eagle Outfitters, Inc.		121,531
29,796	Body Central Corp. *		280,083
20,629	Kirkland's, Inc. *		236,408
4,036	Nu Skin Enterprises, Inc.		178,391
			816,413
	SAVING & LOANS - 1.6%
14,956	Capitol Federal Financial, Inc.		180,519

	SEMICONDUCTORS - 8.5%
21,617	Kulicke & Soffa Industries, Inc. *		249,893
43,861	LTX-Credence Corp. *		264,920
17,587	Omnivision Technologies, Inc. *		242,349
13,746	Volterra Semiconductor Corp. *		195,193
			952,355
	SOFTWARE - 1.2%
4,488	Synchronoss Technologies, Inc. *		139,263

	TELECOMMUNICATIONS - 3.9%
46,396	EarthLink, Inc.		251,466
10,969	Oplink Communications, Inc. *		179,892
			431,358
	TRANSPORTATION - 2.2%
21,119	Nordic American Tankers, Ltd.		243,924

	TOTAL COMMON STOCK- (Cost - $9,388,487)		10,520,968

	SHORT-TERM INVESTMENTS - 6.3%
706,494	Dreyfus Cash Management, 0.20% **		706,494
	(Cost $706,494)

	TOTAL INVESTMENTS - 100.7% (Cost - $10,094,981)(a)		$ 11,227,462
	OTHER LIABILITIES LESS ASSETS - (0.7) %		(76,704)
	NET ASSETS - 100.0%		$ 11,150,758

* Non-income producing securities.
** Money market fund; interest rate reflects seven-day effective yield on March 31, 2013.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,113,828 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,727,727
		Unrealized depreciation:	(614,093)
		Net unrealized appreciation:	$ 1,113,634

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2013

ASSETS
Investment securities:
At cost	$ 10,094,981
At value	$ 11,227,462
Dividends and interest receivable	10,956
TOTAL ASSETS	11,238,418

LIABILITIES
Investment advisory fees payable	5,005
Payable for securities purchased	66,488
Fees payable to other affiliates	13,288
Distribution (12b-1) fees payable	107
Accrued expenses and other liabilities	2,772
TOTAL LIABILITIES	87,660
NET ASSETS	$ 11,150,758

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$ 10,726,359
Undistributed net investment loss	(12,644)
Accumulated net realized loss from security transactions	(695,438)
Net unrealized appreciation of investments	1,132,481
NET ASSETS	$ 11,150,758

NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$ 10,587,356
Shares of beneficial interest outstanding	1,019,664
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 10.38

Retail Class Shares:
Net Assets	$ 563,402
Shares of beneficial interest outstanding	54,541
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 10.33

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2013

INVESTMENT INCOME
Dividends	$ 62,845
Interest	114
TOTAL INVESTMENT INCOME	62,959

EXPENSES
Investment advisory fees	47,424
Distribution (12b-1) fees:
Retail Class	651
Professional fees	11,315
Administrative services fees	7,403
Compliance officer fees	6,621
Printing and postage expenses	3,713
Transfer agent fees	2,757
Custodian fees	2,452
Trustees fees and expenses	2,439
Registration fees	1,260
Accounting services fees	1,231
Insurance expense	480
Miscellaneous expenses	981
TOTAL EXPENSES	88,727

Plus: Fees waived/reimbursed by the Advisor	(24,470)

NET EXPENSES	64,257

NET INVESTMENT LOSS	(1,298)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(244,307)
Net change in unrealized appreciation of investments	1,201,772

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	957,465

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 956,167

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	For the
	March 31, 2013	Year Ended
	(Unaudited)	September 30, 2012
FROM OPERATIONS
Net investment gain (loss)	$ (1,298)	$ 7,759
Net realized loss on investments	(244,307)	(414,952)
Net change in unrealized appreciation on investments	1,201,772	1,526,657
Net increase in net assets resulting from operations	956,167	1,119,464

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(19,283)	(18,456)
Retail Class	(463)	(550)
Net decrease in net assets resulting from distributions to shareholders	(19,746)	(19,006)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	1,509,193	2,236,054
Retail Class	46,000	431,800
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	18,677	17,791
Retail Class	97	328
Payments for shares redeemed:
Institutional Class	(125,984)	(892,429)
Retail Class	(45,827)	(166,039)
Net increase in net assets from shares of beneficial interest	1,402,156	1,627,505

TOTAL INCREASE IN NET ASSETS	2,338,577	2,727,963

NET ASSETS
Beginning of Period	8,812,181	6,084,218
End of Period*	$ 11,150,758	$ 8,812,181
* Includes undistributed net investment income (loss) of:	$ (12,644)	$ 8,400

SHARE ACTIVITY
Institutional Class:
Shares Sold	155,717	241,016
Shares Reinvested	2,021	2,031
Shares Redeemed	(12,528)	(92,739)
Net increase in shares of beneficial interest outstanding	145,210	150,308

Retail Class:
Shares Sold	4,821	47,284
Shares Reinvested	11	38
Shares Redeemed	(4,667)	(17,101)
Net increase in shares of beneficial interest outstanding	165	30,221

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended		For the	For the
	March 31, 2013		Year Ended	Period Ended
	(Unaudited)		September 30, 2012	September 30, 2011 (1)
Institutional Class
Net asset value, beginning of period	$ 9.49		$ 8.13	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.00)		0.01	(0.01)
Net realized and unrealized
gain (loss) on investments	0.91		1.38	(1.86)
Total from investment operations	0.91		1.39	(1.87)

Less distributions from:
Net investment income	(0.02)		(0.03)	-
Total distributions	(0.02)		(0.03)	-

Net asset value, end of period	$ 10.38		$ 9.49	$ 8.13

Total return (3)	9.64%		17.06%	(18.70)%	(4)

Net assets, at end of period (000s)	$ 10,587		$ 8,299	$ 5,889

Ratio of gross expenses to average
net assets (5)	1.86%	(6)	3.25%	4.63%	(6)
Ratio of net expenses to average
net assets	1.34%	(6)	1.34%	1.34%	(6)
Ratio of net investment income (loss)
to average net assets (5)	(0.02)%	(6)	0.11%	(0.18)%	(6)

Portfolio Turnover Rate	17%	(4)	31%	31%	(4)

(1)	The CWC Small Cap Aggressive Value Fund's Institutional Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees.
(4) Turnover periods less than a year are always not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Ratios for periods less than a year are always annualized.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended		For the	For the
	March 31, 2013		Year Ended	Period Ended
	(Unaudited)		September 30, 2012	September 30, 2011 (1)
Retail Class
Net asset value, beginning of period	$ 9.44		$ 8.10	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.01)		0.02	(0.03)
Net realized and unrealized
gain(loss) on investments	0.91		1.34	(1.87)
Total from investment operations	0.90		1.36	(1.90)

Less distributions from:
Net investment income	(0.01)		(0.02)	-
Total distributions	(0.01)		(0.02)	-

Net asset value, end of period	$ 10.33		$ 9.44	$ 8.10

Total return (3)	9.52%		16.78%	(19.00)%	(4)

Net assets, at end of period (000s)	$ 563		$ 513	$ 196

Ratio of gross expenses to average
net assets (5)	2.12%	(6)	3.46%	5.46%	(6)
Ratio of net expenses to average
net assets	1.60%	(6)	1.59%	1.59%	(6)
Ratio of net investment income (loss)
to average net assets (5)	(0.23)%	(6)	0.20%	(0.42)%	(6)

Portfolio Turnover Rate	17%	(4)	31%	31%	(4)

(1)	The CWC Small Cap Aggressive Value Fund's Retail Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (Unaudited)

1.

ORGANIZATION

The CWC Small Cap Aggressive Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles. The Fund commenced operations on December 31, 2010.

The Fund currently offers two classes of shares: Retail Class and Institutional Class shares. Retail Class and Institutional Class shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (Unaudited)(Continued)

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (Unaudited)(Continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 10,520,968	$ -	$ -	$ 10,520,968
Money Market Funds	706,494	-	-	706,494
Total	$ 11,227,462	$ -	$ -	$ 11,227,462

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually in December. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (Unaudited)(Continued)

expected to be taken on returns filed for the open tax year of 2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended March 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,740,003 and $1,616,551 respectively.

4.  INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  CWC Advisors, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund and the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.60% and 1.35% of the daily average net assets attributable to the Retail Class and Institutional Class shares, respectively (1.59% and 1.34% prior to January 31, 2012).  For the six months ended March 31, 2013, the Advisor waived fees in the amount of $24,470.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (Unaudited)(Continued)

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.60% and 1.35% of the average daily net assets attributable to the Retail Class and Institutional Class, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.60% and 1.35% of the average daily net assets for each share class (1.59% and 1.34% prior to January 31, 2012). If Fund Operating Expenses subsequently exceed 1.60% and 1.35% of the average daily net assets for each shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of March 31, 2013, the total amount of expense reimbursement subject to recapture is $295,254, of which $137,650 will expire on September 30, 2014, $133,134 will expire on September 30, 2015 and $24,470 will expire on September 30, 2016.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $651 in distribution fees were paid during the six months ended March 31, 2013.

Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2012 and September 30, 2011 were as follows:

Fiscal Year Ended September 30, 2012			Fiscal Year Ended September 30, 2011
Ordinary	Long-Term		Ordinary	Long-Term
Income	Capital Gain	Total	Income	Capital Gain	Total
$ 19,006	$ -	$ 19,006	$ -	$ -	$ -

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (Unaudited)(Continued)

There were no distributions for the period ended September 30, 2011.

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 8,400	$ -	$ (57,623)	$ (374,661)	$ (88,138)	$ (512,022)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses as follows:

Short-term	Long-term	Total
$ 81,753	$ 292,908	$ 374,661

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At September 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 32,755	$ -	$ 32,755	No Expiration
24,868	-	24,868	No Expiration
$ 57,623	$ -	$ 57,623

6.  CONTROL OWNERSHIP

The beneficial ownership either directly or indirectly, if more than 25% of voting securities of the Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2013 Constellation Trust Co. held 55% of the Fund’s shares for the benefit of others.

7.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (Unaudited)(Continued)

8.  SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Renewal of Advisory Agreement – CWC Small Cap Aggressive Value Fund *

In connection with a meeting held on November 14 and 15, 2012, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons, as that term is defined in the Investment Company Act of 1940, as revised, (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CWC Advisors, LLC (the “Adviser”) and the Trust, on behalf of CWC Small Cap Aggressive Fund (the “Fund”).

The Board was assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement:

Nature, Extent and Quality of Services. The Trustees discussed that the adviser places a priority on compliance ensuring the fund’s investment limitations are regularly monitored, as confirmed by the Trust’s chief compliance officer, and that the adviser had analyzed its investment process in the past year and made some minor changes in order to reduce volatility. The Board noted that the adviser accesses valuable research from both brokers and new relationships in order to analyze and ultimately determine portfolio investments. As to the investment management services provided to the Fund, the Trustees noted that there had been no changes to the team that services the Fund, and overall the Trustees are satisfied with the quality of the services provided by the adviser.

Performance. The Trustees considered that the market, as sometimes happens, was out of sync with the adviser’s sector specific valuation models and thus the last year and one half has been difficult when compared to the peer groups. The Board acknowledged that the Fund had underperformed its peer group and the benchmark, and discussed the adviser’s investment process, and adjustments made to reduce their volatility. They reviewed the long term trade record of the adviser, noting that, for the three, five, seven and 10 years and since inception, the adviser’s separately managed account beat the Russell 2000.  The Trustees considered, also, that the Fund had good performance this month and that this is only the third underperforming period it has had.  The Trustees noted that, during a call with the Board, the adviser acknowledged that the last 15 months has been on one of the most challenging times at the firm.  They considered that the strategy employed by the adviser is most appealing to contrarian/value type investors.  The Board concluded that the adviser has a good long term track record which should manifest in the Fund over time.

Fees and Expenses. The Trustees noted that the Fund charges a 1% management fee, and that this fee is in line with the Morningstar category average, the fee charged to other accounts of the Adviser, and the average fee charged by funds in the Fund’s peer group.  They further noted that the Fund’s net expense ratio is below the peer group and Morningstar category averages and that the adviser has agreed to waive the management fee until January 2014 to maintain the expense ratio.  Based on the information provided, and the representations of the adviser, the Board concluded that the fees appear to be reasonable.

Economies of Scale. The Trustees noted that the adviser indicated that it is amenable to the discussion of breakpoints in the future, but noted that the Fund’s current asset levels are not high enough to justify breakpoints at this time.  After discussion, it was the consensus of the Board that based on the current and anticipated size of the Fund, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited at the next renewal and as the size of the Fund materially increases.

Profitability. The Board considered the profits to be realized by the adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund.  The Board also considered the benefits realized by the adviser from other activities related to the Fund, and noted that the adviser receives soft dollars related to research expenses.  The Board concluded that, based on the profitability estimates provided by the adviser, it will not realize a profit from its relationship with the Fund in the near term, and that in the prior year, the adviser realized a loss.

Conclusion.  Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

CWC SMALL CAP AGGRESSIVE VALUE FUND

EXPENSE EXAMPLES

March 31, 2013 (Unaudited)

As a shareholder of the CWC Small Cap Aggressive Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CWC Small Cap Aggressive Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CWC Small Cap Aggressive Value Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period*	Ending Account Value 3/31/13	Expenses Paid During Period*

Institutional Class	1.34%	$1,000.00	$1,096.40	$7.00	$1,018.25	$6.74
Retail Class	1.59%	$1,000.00	$1,095.20	$8.31	$1,017.00	$8.00

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/4/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/4/13